FUND NAME:  TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2012
FILE NUMBER :        811-02729
SERIES NO.:                  2

72DD.                1  Total income dividends for which record date passed during the period. (000's Omitted)
                        Institutional Class             $      1,087
                     2  Dividends for a second class of open-end company shares (000's Omitted)
                        Private                         $        156
                        Personal                        $         33
                        Cash Management                 $      1,376
                        Reserve                         $         16
                        Resource                        $         57
                        Corporate                       $        514

73A.                    Payments per share outstanding during the entire current period: (form nnn.nnnn)
                     1  Dividends from net investment income
                        Institutional Class             $     0.0002
                     2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                        Private                         $     0.0002
                        Personal                        $     0.0002
                        Cash Management                 $     0.0002
                        Reserve                         $     0.0002
                        Resource                        $     0.0002
                        Corporate                       $     0.0002

74U.                 1  Number of shares outstanding (000's Omitted)
                        Institutional Class                7,014,073
                     2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                        Private                              808,024
                        Personal                             126,831
                        Cash Management                    4,928,902
                        Reserve                               25,187
                        Resource                             276,325
                        Corporate                          2,002,666

74V.                 1  Net asset value per share (to nearest cent)
                        Institutional Class             $       1.00
                     2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Private                         $       1.00
                        Personal                        $       1.00
                        Cash Management                 $       1.00
                        Reserve                         $       1.00
                        Resource                        $       1.00
                        Corporate                       $       1.00

FUND NAME:  GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2012
FILE NUMBER :        811-02729
SERIES NO.:                  7

72DD.                1  Total income dividends for which record date passed during the period. (000's Omitted)
                        Institutional Class             $        143
                     2  Dividends for a second class of open-end company shares (000's Omitted)
                        Private                         $          7
                        Personal                        $          1
                        Cash Management                 $          7
                        Reserve                         $          1
                        Resource                        $          3
                        Corporate                       $          2

73A.                    Payments per share outstanding during the entire current period: (form nnn.nnnn)
                     1  Dividends from net investment income
                        Institutional Class             $     0.0002
                     2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                        Private                         $     0.0002
                        Personal                        $     0.0002
                        Cash Management                 $     0.0002
                        Reserve                         $     0.0002
                        Resource                        $     0.0002
                        Corporate                       $     0.0002

74U.                 1  Number of shares outstanding (000's Omitted)
                        Institutional Class                  431,810
                     2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                        Private                               38,447
                        Personal                               4,546
                        Cash Management                       33,446
                        Reserve                                1,349
                        Resource                              11,917
                        Corporate                                 10

74V.                 1  Net asset value per share (to nearest cent)
                        Institutional Class             $       1.00
                     2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Private                         $       1.00
                        Personal                        $       1.00
                        Cash Management                 $       1.00
                        Reserve                         $       1.00
                        Resource                        $       1.00
                        Corporate                       $       1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2012
FILE NUMBER :        811-02729
SERIES NO.:                  8

72DD.                1  Total income dividends for which record date passed during the period. (000's Omitted)
                        Institutional Class             $      1,034
                     2  Dividends for a second class of open-end company shares (000's Omitted)
                        Private                         $         91
                        Personal                        $          3
                        Cash Management                 $        300
                        Reserve                         $         45
                        Resource                        $         46
                        Corporate                       $        220

73A.                    Payments per share outstanding during the entire current period: (form nnn.nnnn)
                     1  Dividends from net investment income
                        Institutional Class             $     0.0002
                     2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                        Private                         $     0.0002
                        Personal                        $     0.0002
                        Cash Management                 $     0.0002
                        Reserve                         $     0.0002
                        Resource                        $     0.0002
                        Corporate                       $     0.0002

74U.                 1  Number of shares outstanding (000's Omitted)
                        Institutional Class                3,772,103
                     2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                        Private                              381,958
                        Personal                              13,554
                        Cash Management                      673,505
                        Reserve                              264,285
                        Resource                             150,898
                        Corporate                            504,981

74V.                 1  Net asset value per share (to nearest cent)
                        Institutional Class             $       1.00
                     2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Private                         $       1.00
                        Personal                        $       1.00
                        Cash Management                 $       1.00
                        Reserve                         $       1.00
                        Resource                        $       1.00
                        Corporate                       $       1.00

FUND NAME: LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2012
FILE NUMBER :        811-02729
SERIES NO.:                 16

72DD.                1  Total income dividends for which record date passed during the period. (000's Omitted)
                        Institutional Class             $     22,653
                     2  Dividends for a second class of open-end company shares (000's Omitted)
                        Private                         $         91
                        Personal                        $         21
                        Cash Management                 $        549
                        Reserve                         $         21
                        Resource                        $         32
                        Corporate                       $      1,892

73A.                    Payments per share outstanding during the entire current period: (form nnn.nnnn)
                     1  Dividends from net investment income
                        Institutional Class             $     0.0015
                     2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                        Private                         $     0.0002
                        Personal                        $     0.0002
                        Cash Management                 $     0.0007
                        Reserve                         $     0.0002
                        Resource                        $     0.0002
                        Corporate                       $     0.0012

74U.                 1  Number of shares outstanding (000's Omitted)
                        Institutional Class               16,050,149
                     2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                        Private                              372,407
                        Personal                             102,619
                        Cash Management                      785,607
                        Reserve                               97,225
                        Resource                             141,052
                        Corporate                          1,936,983

74V.                 1  Net asset value per share (to nearest cent)
                        Institutional Class             $       1.00
                     2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Private                         $       1.00
                        Personal                        $       1.00
                        Cash Management                 $       1.00
                        Reserve                         $       1.00
                        Resource                        $       1.00
                        Corporate                       $       1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2012
FILE NUMBER :        811-02729
SERIES NO.:                 17

72DD.                1  Total income dividends for which record date passed during the period. (000's Omitted)
                        Institutional Class             $      1,971
                     2  Dividends for a second class of open-end company shares (000's Omitted)
                        Private                         $        160
                        Personal                        $         56
                        Cash Management                 $        299
                        Reserve                         $          5
                        Resource                        $         22
                        Corporate                       $         76

73A.                    Payments per share outstanding during the entire current period: (form nnn.nnnn)
                     1  Dividends from net investment income
                        Institutional Class             $     0.0009
                     2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                        Private                         $     0.0007
                        Personal                        $     0.0007
                        Cash Management                 $     0.0007
                        Reserve                         $     0.0007
                        Resource                        $     0.0007
                        Corporate                       $     0.0008

74U.                 1  Number of shares outstanding (000's Omitted)
                        Institutional Class                2,338,011
                     2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                        Private                              159,831
                        Personal                              72,365
                        Cash Management                      358,374
                        Reserve                               16,392
                        Resource                              54,432
                        Corporate                             96,640

74V.                 1  Net asset value per share (to nearest cent)
                        Institutional Class             $       1.00
                     2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Private                         $       1.00
                        Personal                        $       1.00
                        Cash Management                 $       1.00
                        Reserve                         $       1.00
                        Resource                        $       1.00
                        Corporate                       $       1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2012
FILE NUMBER :        811-02729
SERIES NO.:                 18

72DD.                1  Total income dividends for which record date passed during the period. (000's Omitted)
                        Institutional Class             $        314
                     2  Dividends for a second class of open-end company shares (000's Omitted)
                        Private                         $         49
                        Personal                        $          2
                        Cash Management                 $         62
                        Reserve                         $         15
                        Resource                        $         12
                        Corporate                       $         21

73A.                    Payments per share outstanding during the entire current period: (form nnn.nnnn)
                     1  Dividends from net investment income
                        Institutional Class             $     0.0006
                     2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                        Private                         $     0.0006
                        Personal                        $     0.0006
                        Cash Management                 $     0.0006
                        Reserve                         $     0.0006
                        Resource                        $     0.0006
                        Corporate                       $     0.0006

74U.                 1  Number of shares outstanding (000's Omitted)
                        Institutional Class                  495,294
                     2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                        Private                               95,828
                        Personal                               2,746
                        Cash Management                       76,507
                        Reserve                               25,356
                        Resource                              28,354
                        Corporate                             27,320

74V.                 1  Net asset value per share (to nearest cent)
                        Institutional Class             $       1.00
                     2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Private                         $       1.00
                        Personal                        $       1.00
                        Cash Management                 $       1.00
                        Reserve                         $       1.00
                        Resource                        $       1.00
                        Corporate                       $       1.00